PAGES CONTAINING CONFIDENTIAL MATERIAL HAVE BEEN STAMPED "CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION." THE REDACTED MATERIAL HAS BEEN BLACKENED OR MARKED WITH A STAR (*).







                                 EXHIBIT 10.22

                             ANTENNA SITE LICENSE

                                  THE LICENSE
                                                Confidential Treatment Requested
                                   LICENSOR     The Redacted Material Has Been
                                                Filed With the Commission

MOTOROLA, INC., a Delaware corporation
Network Services Division                      Attn.: General Manager

Address:   1301 East Algonquin Road
           Schaumburg, Illinois 60196

                                    LICENSEE

Name: Champion Communication Services, Inc.   Attn.: David Terman
      -------------------------------------          -------------------------

Address: 1610 Woodstead Court, Suite 330
         ----------------------------------

City and State: The Woodlands, Texas          Zip Code: 77380
                ---------------------------             ----------------------

                                  LICENSE SITE

Name: Sears Tower                             Site No.:
      -------------------------------------            -----------------------

Address: 233 South Wacker Drive
         ----------------------------------

City and State: Chicago, IL                   Zip Code:
                ---------------------------             ----------------------

                           BASIC LICENSE INFORMATION

License  No.                                  Initial Term: 36 months
            -------------------------------                -------------------

License Date:                                 Commencement Date: Upon
             ------------------------------   relocation of the community
                                              repeaters from the CNA
                                              building and Amoco bldg.

License Fee Schedule:

                                         Monthly License       Total Monthly
Number of Units        Description         Fee Per Unit         License Fee
---------------        -----------       ---------------       -------------
     75            Community Repeaters         $                   $
     21            Community Repeaters         $                   $
                          Total                                    $

-----------------------------------------------------------------------------
   THE TERMS AND CONDITIONS OF THIS LICENSE ARE PRINTED ON THE REVERSE SIDE.
                      FILL IN ALL BLANKS. READ BOTH SIDES.

        "See attached Addendum "A" for additional terms and conditions."

LICENSOR: MOTOROLA, INC.                     LICENSEE: Champion Communications
          A Delaware corporation                        Services, Inc.

By: /s/ [ILLEGIBLE]                          By: /s/ Bryant Kelly
   ----------------------------------            -----------------------------
Its: Business Manager                        Its: Antenna Site Manager
    ---------------------------------            -----------------------------
Attest: /s/ Jeans James                      Attest: /s/ Melanie Patrick
       ------------------------------               --------------------------
Date: 10/30/95                               Date: 10-5-95
     --------------------------------             ----------------------------

(1) License of Site. The Licensor, Motorola, Inc. (herein called "Motorola") licenses Licensee to install, operate and maintain at Licensee's sole expense and risk, the radio and/or television transmitting and receiving equipment along with associated other electronic equipment (which may be passive and/or active) and mounting structures listed on the reverse side, at places designated by Motorola on the site described on the reverse side (the "Site") occupied by Motorola. If Licensee desires to place equipment on the Site other than that listed on the reverse, Motorola and Licensee shall negotiate the placement of said additional equipment and the associated license fee. The Licensee shall not do, attempt, permit or suffer anything to be done on the Site which could be construed to be a violation of the Lease (hereinafter described); and Motorola upon request from Licensee will furnish the Licensee with a summary of the applicable provisions of the Lease. Additionally, Licensee shall at all times comply with all of the Site rules and regulations which Motorola may from time to time adopt. At all reasonable times, Licensee shall have the unrestricted right to enter or leave the Site where Licensee's equipment is located. Licensee agrees to take, at Licensee's own expense, all measures and precautions necessary to render Licensee's equipment inaccessible to unauthorized persons. Motorola agrees that it will use its reasonable best efforts to prevent unauthorized persons from gaining access to Licensee's equipment.

(2) Extensions of Initial Term, Underlying Lease. After the expiration of the Initial Term indicated on the reverse side of this License, this License shall continue for successive additional one (1) month periods. After the expiration of the Initial Term, either Motorola or Licensee may terminate this License at any time, with or without cause, upon thirty (30) days advance written notice to the other party. The Site may be subject to the terms and provisions of an underlying lease executed by and between Motorola as tenant and another person or entity as landlord (the "Lease"). Notwithstanding anything to the contrary contained in this License, if the Site is subject to said Lease, this License shall automatically terminate upon the termination of Motorola's right to possession of the Site under said Lease.

(3) License Fee. During the Initial Term and during any renewal term of this License, Licensee shall pay to Motorola, in advance on the first day of each month, the Total Monthly License Fee indicated on the reverse side hereof. At any time during the Initial Term or during any renewal term, and from time to time, Motorola may increase the Monthly License Fee Per Unit (thereby affecting the Total Monthly License Fee). Motorola shall notify Licensee of such increase(s), which notice may be given by Motorola to Licensee by any of the following methods: (A) delivering to Licensee a notice of increase thirty (30) days prior to such increase; (B) noting such increase in Motorola's published rates; (C) noting such increase in any invoice sent by Motorola to Licensee; or
(D) any other reasonable means. The notice from Motorola to Licensee required under this Paragraph (3) shall not be required to meet the notice standards set forth in Paragraph (11) below. Licensee's continued use of the Site for more than thirty (30) days after its receipt of the notice set forth herein shall be deemed Licensee's acceptance of the new Monthly License Fee Per Unit as determined by Motorola. If at any time during the Initial Term or any renewal term of this License, Licensee fails to pay the entire Total Monthly Licensee Fee (including any increases as set forth herein) within ten (10) days after the due date, Motorola may then terminate this License by delivering to Licensee notice of default, which termination shall be effective ten (10) days after it is deposited into the United States mails. Additionally, upon said effective date of License termination, Motorola shall have the right to disconnect, remove and dispose of Licensee's equipment located upon the Site.

(4) Hold Over Fee. In the event this License is terminated pursuant to Paragraphs (2), (3) or (7) hereof, and so long as Licensee's equipment remains on the Site (even if it has been disconnected), Licensee shall pay to Motorola a hold-over License fee equal to one hundred percent (100%) of the then-effective Total Monthly License Fee, prorated from the effective date of termination to the date the equipment is removed from the Site. Motorola shall have the right (but not the obligation) to disconnect and remove Licensee's equipment from the Site. If Motorola disconnects and removes Licensee's equipment, Licensee shall pay to Motorola upon demand three hundred percent (300%) of the disconnection, removal and storage expenses incurred by or on behalf of Motorola. If such equipment is not reclaimed by Licensee within forty-five (45) days, Motorola has the right to sell the equipment and deduct therefrom any amounts due under this License, returning the remainder to Licensee.

(5) Condition of the Site. Licensee agrees to take the Site in strictly "AS IS" condition. Licensee hereby acknowledges that Motorola shall have no responsibility for: (A) the Site's condition; or (B) damage suffered by Licensee or any other person due to such condition. Licensee shall keep the Site and Licensee's equipment in good order and repair. Upon expiration or termination of this License, Licensee shall remove all property from the Site which was placed there by Licensee and shall restore the Site to its original condition. As a Federal Communications Commission ("FCC") licensee, Licensee is required by Part 17 of the FCC rules to ensure that tower structures upon which its radio/television antennas are located satisfy certain lighting and painting specifications. If Motorola owns or has the responsibility for maintenance, lighting and painting of the subject tower, Motorola shall be solely responsible for the maintenance of said tower and ensuring that it is operated in compliance with all lighting and painting rules and requirements of the FCC and any similar rules and requirements of the Federal Aviation Administration ("FAA") (collectively the FCC/FAA Rules"). If Motorola neither owns nor has the responsibility of maintaining said tower (including compliance with the FCC/FAA Rules), Licensee hereby agrees to look solely to the owner of said tower for the maintenance of said tower and compliance with the FCC/FAA Rules.

(6) Liability. In connection with the use of the Site under this License, except for its own acts, Motorola shall not be liable to Licensee or to any other person or entity for any loss or damage, regardless of cause. Specifically, but without limiting the generality of the foregoing, Motorola shall have no liability for any loss or damage due to personal injury, property damage, libel or slander, or imperfect or unsatisfactory communications experienced by the Licensee for any reason whatsoever. Licensee shall save, indemnify and hold Motorola harmless from and against any and all loss, cost, damage, expense or liability (direct, consequential or otherwise), occasioned by, growing out of, arising from or resulting in connection with, this License or any act or failure to act by Licensee, its employees, agents, invitees or licensees. If Motorola assigns this License to a third party, Motorola shall have no further obligation or liability to Licensee under this License after such assignment.

(7) Operation of Equipment. Licensee shall install, operate and maintain its equipment located upon the Site in accordance with all applicable laws and regulations. Licensee agrees to install radio equipment of types and frequencies which would not cause interference to the equipment of Motorola or other licensees on the Site. In the event Licensee's equipment causes such interference, at its sole cost and expense, Licensee shall take all steps necessary to correct and eliminate such interference. If said interference cannot be eliminated within a reasonable length of time (not to exceed forty-eight (48) hours), Licensee agrees to then immediately cease using the equipment which is creating the interference (except for short tests necessary for the elimination of the interference). In the event Licensee cannot eliminate such interference after using its best efforts to do so, this License shall then terminate without further obligation on either party with respect to such equipment, except for Licensee's obligation to pay all fees owed to Motorola at the time of such termination. Motorola has the right to disconnect and remove any equipment not in compliance with this Paragraph (7).

(8) Personal License. This License is personal to Licensee and no assignment or sublicense in whole or in part shall be valid without the written consent of Motorola. Motorola may assign its rights under this License to any other party.

(9) Insurance. Licensee shall carry, during the Initial Term and any renewal term of this License, insurance in amounts satisfactory to Motorola.

(10) Liens. Licensee shall not permit any mechanics', materialman's or other liens to stand against the Site for any labor or material furnished the Licensee in connection with work of any character performed on the Site by or at the direction of the Licensee. In the event that any notice of lien shall be filed or given, Licensee shall, without delay, cause the same to be released or discharged and Motorola shall be completely indemnified by Licensee from and against any losses, damages, costs, expenses, fees or penalties suffered or incurred by Motorola on account of the filing of such claim or lien.

(11) Notices. Except as set forth in paragraph (3) above, any notice or demand required or permitted to be given or made hereunder shall be in writing, and shall be deemed sufficiently given or made if sent by certified mail in a sealed envelope, postage prepaid, addressed in the case of Motorola to: General Manager, Motorola, Inc., Network Services Division, 1301 East Algonquin Road, Schaumburg, Illinois 60196, and addressed in the case of the Licensee as set forth on the reverse side of this License. Any such notice or demand shall be deemed to have been given or made at the time it is deposited in the United States mails. Motorola or Licensee may from time to time designate any other address for this purpose by written notice to the other party.

(12) Waiver. Failure or delay on the part of Motorola or Licensee to exercise any right, power, or privilege hereunder shall not operate as a waiver thereof.

(13) Prior Negotiations, Amendment and Benefits. This License constitutes the entire agreement of the parties hereto and shall supersede all prior offers, negotiations and agreements. No revision of this License shall be valid unless made in writing and signed by an officer of Motorola and an authorized agent of the Licensee. The provisions of this License apply to and are binding upon the heirs, successors, executors, administrators and assigns (the latter if permitted) of the parties.

(14) Severability. If any provision of this License shall be held to be invalid, illegal or unenforceable, the remaining provisions shall be binding upon the parties and shall be enforceable as though said invalid, illegal or unenforceable provision were not contained herein; provided however, that if the invalid, illegal or unenforceable provision goes to the heart of this License, the License shall be deemed to be terminated.

(15) Nondisclosure. This License shall remain confidential between the parties and each of them warrants to the other that they shall use their best efforts to prevent any officers, directors, employees or agents from disclosing the terms and conditions of this License, without first obtaining the written consent of the other party.

(16) Environmental. Licensee hereby covenants that it shall bring onto the Site no hazardous substances, hazardous wastes, pollutants, asbestos, polychlorinated biphenyls (PCBs), petroleum or other fuels (including crude oil or any fraction or derivative thereof) or underground storage tanks (collectively, "Environmental Hazards"). For purposes of this License, the term "hazardous substances" shall be as defined in the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601 et seq.) (CERCLA), and any regulations promulgated pursuant thereto. The term "hazardous wastes" shall be as defined in the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) (RCRA), and any regulations promulgated pursuant thereto. The term "pollutants" shall be as defined in the Clean Water Act (33 U.S.C. Section 1251 et seq.), and any regulations promulgated pursuant thereto. Licensee agrees to indemnity, save and hold harmless Motorola, its successors and assigns, and their respective present and future officers, directors, employees and agents (collectively, the "Indemnitees" from and against any and all liabilities, penalties, fines, forfeitures, demands, damages, losses, claims, causes of action, suits, judgments, and costs and expenses incidental thereto (including, but not limited to, the cost of defense, settlement, reasonable attorneys's fees, reasonable consultants' fees and reasonable experts' fees), which Motorola or all or any of the indemnitees may hereafter suffer, incur, be responsible for or disburse as a result of: (A) any governmental action, order, directive, administrative proceeding or ruling; (B) personal or bodily injuries (including death) or damage (including loss of use) to any property (public or private); (C) cleanup, remediation, investigation or monitoring of any pollution or contamination of or adverse effects on human health or the environment; or (D) any violation or alleged violation of laws, statutes, ordinances, orders, rules or regulations of any governmental entity or agency directly or indirectly caused by or arising out of any Environmental Hazards existing on or about the site but only to the extent that any such existence is caused by the activities of Licensee and/or Licensee's officers, directors, employees, agents, invitees or licensees. This provision shall survive the termination or expiration of this License.

                Addendum to Antenna Site License dated _________ between Champion Communications, Inc. (Licensee) and Motorola Inc. (Licensor).


1.      The minimum monthly license fee due to Motorola, Inc. from Champion
during the term of this agreement is     (   community repeaters at $   per
month per attached Exhibit 1).

2. Twenty one (21) additional community repeaters (per attached Exhibit 2) will also be relocated to Sears from the Amoco and CNA buildings. The monthly
rental for these units will be $   per month per unit for the first 18 months
of this agreement and $   per month per unit for months 19 thru 36. No rent will
be charged for the first 3 months of this agreement.

3.      Champion can add units during the term of this agreement at a rental
rate of $   per month per unit for the first 12 months. After the initial 12
months, the per unit monthly rental rate will be $   for the remaining term of
this agreement. Champion agrees that in consideration for this new unit rate that all Champion new downtown Chicago units will be installed at Sears during the term of this agreement (subject to Motorola's engineering approval).

4. Champion has the ability to cancel units, only if the unit is taken out of service, by giving Motorola thirty (30) days written notice. All cancellations shall be subject to the minimum monthly license fee provision (#1) of this addendum.

LICENSEE                                     LICENSOR
Champion Communications, Inc.                Motorola, Inc.

by  /s/ BRYANT KELLEY                        by  /s/ [ILLEGIBLE]
  ---------------------------                  -----------------------------
date  October 5, 1995                        date  October 30, 1995
    -------------------------                    ---------------------------



                        CONFIDENTIAL TREATMENT REQUESTED
                        THE REDACTED MATERIAL HAS BEEN
                        FILED WITH THE COMMISSION

                    SCHEDULE 1 - LIST OF ANTENNA SITE LEASES
                         Offer to Purchase for Champion Communications - Master

                                                             A/S                                A/S        A/S
  ST     CITY          NAME            C/R        ANSR      LEASE     FREQ     LAT     LONG     RENT       P/L
  --     ----          ----            ---       ------     -----     ----     ---     ----    -------    ------
  *        *             *             256       00607C     MOTO        *       *        *     $   390    00284A
  *        *             *             255       00606C     MOTO        *       *        *     $   390    00284A
  *        *             *             294       00647C     MOTO        *       *        *     $   390    00284A     Removed
                ------                 -------------------------                               ------------------------------------
  *        *             *             293       00646C     MOTO        *       *        *     $   390    00284A
  *        *             *             366       00722C     MOTO        *       *        *     $   390    00284A
  *        *             *             389       00745C     MOTO        *       *        *     $   390    00284A
  *        *             *             368       00724C     MOTO        *       *        *     $   390    00284A
  *        *             *             391       00747C     MOTO        *       *        *     $   390    00284A
  *        *             *             392       00748C     MOTO        *       *        *     $   390    00284A
  *        *             *            1025       00415C     MOTO        *       *        *     $   390    00284A
  *        *             *             387       00743C     MOTO        *       *        *     $   390    00284A
  *        *             *             527       00675C     MOTO        *       *        *     $   390    00284A
  *        *             *             390       00746C     MOTO        *       *        *     $   390    00284A
  *        *             *             611       00960C     MOTO        *       *        *     $   390    00284A
  *        *             *             443       00796C     MOTO        *       *        *     $   390    00284A
  *        *             *             574       00923C     MOTO        *       *        *     $   390    00284A
  *        *             *             581       00928C     MOTO        *       *        *     $   390    00284A
  *        *             *             580       00927C     MOTO        *       *        *     $   390    00284A
  *        *             *             541       00889C     MOTO        *       *        *     $   390    00284A     Removed
                ------                 -------------------------                               ------------------------------------
  *        *             *             590       00938C     MOTO        *       *        *     $   390    00284A     Removed
                ------                 -------------------------                               ------------------------------------
  *        *             *             591       00939C     MOTO        *       *        *     $   390    00284A
  *        *             *             606       00956C     MOTO        *       *        *     $   390    00284A
  *        *             *             682       01029C     MOTO        *       *        *     $   390    00284A
  *        *             *             681       01028C     MOTO        *       *        *     $   390    00284A
  *        *             *             686       01032C     MOTO        *       *        *     $   390    00284A     Removed
                ------                 -------------------------                               ------------------------------------
  *        *             *             683       01030C     MOTO        *       *        *     $   390    00284A
  *        *             *             684       01031C     MOTO        *       *        *     $   390    00284A
  *        *             *             687       01033C     MOTO        *       *        *     $   390    00284A
  *        *             *             365       00721C     MOTO        *       *        *     $   390    00284A
  *        *             *             778       01122C     MOTO        *       *        *     $   390    00284A
  *        *             *             766       01112C     MOTO        *       *        *     $   390    00284A
  *        *             *            0320       00674C     MOTO        *       *        *     $   390    00285A
  *        *             *            0001       00394C     MOTO        *       *        *     $   390    00285A
  *        *             *            0093       01277C     MOTO        *       *        *     $   390    00285A
  *        *             *            0110       00430C     MOTO        *       *        *     $   390    00285A

Confidential Treatment Requested
The Redacted Material Has Been
Filed With the Commission

                    SCHEDULE 1 - LIST OF ANTENNA SITE LEASES
                         Offer to Purchase for Champion Communications - Master

                                                             A/S                                A/S        A/S
  ST     CITY          NAME            C/R        ANSR      LEASE     FREQ     LAT     LONG     RENT       P/L
  --     ----          ----            ---       ------     -----     ----     ---     ----    -------    ------
  *        *             *            0319       00672C     MOTO        *       *        *     $   390    00285A
  *        *             *            0027       00622C     MOTO        *       *        *     $   390    00285A
  *        *             *            0038       00735C     MOTO        *       *        *     $   390    00285A
  *        *             *            0091       01255C     MOTO        *       *        *     $   390    00285A
  *        *             *            0031       00663C     MOTO        *       *        *     $   390    00285A
  *        *             *            0240       00591C     MOTO        *       *        *     $   390    00285A
  *        *             *            0025       00601C     MOTO        *       *        *     $   390    00285A
  *        *             *            0066       01226C     MOTO        *       *        *     $   390    00285A
  *        *             *            0283       00635C     MOTO        *       *        *     $   390    00285A
  *        *             *            0041       00766C     MOTO        *       *        *     $   390    00285A
  *        *             *            0241       00592C     MOTO        *       *        *     $   390    00285A
  *        *             *            0056       00900C     MOTO        *       *        *     $   390    00285A
  *        *             *            0297       00649C     MOTO        *       *        *     $   390    00285A
  *        *             *            0019       00509C     MOTO        *       *        *     $   390    00285A
  *        *             *            0036       00715C     MOTO        *       *        *     $   390    00285A
  *        *             *            0435       00787C     MOTO        *       *        *     $   390    00285A
  *        *             *            0030       00652C     MOTO        *       *        *     $   390    00285A
  *        *             *            0115       00435C     MOTO        *       *        *     $   390    00285A
  *        *             *            0097       01321C     MOTO        *       *        *     $   390    00285A
  *        *             *             112       00432G     MOTO        *       *        *     $   390    00285A      Removed
                -----                 --------------------------                               ----------------------------------
  *        *             *            0090       01247C     MOTO        *       *        *     $   390    00285A
  *        *             *            0845       01213C     MOTO        *       *        *     $   390    00285A
  *        *             *            0135       00456C     MOTO        *       *        *     $   390    00285A
  *        *             *            0457       00809C     MOTO        *       *        *     $   390    00285A
  *        *             *            0114       00434C     MOTO        *       *        *     $   390    00285A
  *        *             *            0120       00442C     MOTO        *       *        *     $   390    00285A
  *        *             *            0215       00568C     MOTO        *       *        *     $   390    00285A      Removed
                -----                 --------------------------                               ----------------------------------
  *        *             *            0121       00443C     MOTO        *       *        *     $   390    00285A
  *        *             *            0122       00444C     MOTO        *       *        *     $   390    00285A
  *        *             *            0264       00616C     MOTO        *       *        *     $   390    00285A
  *        *             *            0460       00813C     MOTO        *       *        *     $   390    00285A
  *        *             *            0219       00572C     MOTO        *       *        *     $   390    00285A
  *        *             *            0218       00571C     MOTO        *       *        *     $   390    00285A
  *        *             *            0477       00829C     MOTO        *       *        *     $   390    00285A
  *        *             *            0292       00645C     MOTO        *       *        *     $   390    00285A      Removed
                -----                 --------------------------                               ----------------------------------

Confidential Treatment Requested
The Redacted Material Has BEen
Filed With the Commission

                    SCHEDULE 1 - LIST OF ANTENNA SITE LEASES
                         Offer to Purchase for Champion Communications - Master

                                              A/S                              A/S        A/S
  ST     CITY    NAME     C/R      ANSR      LEASE   FREQ     LAT     LONG     RENT       P/L
  --     ----    ----     ---     ------     -----   ----     ---     ----    -------    ------
  *        *       *     0064     00968C     MOTO      *       *        *     $   200    00592A  Relocated to Sears
  *        *       *     0024     00590C     MOTO      *       *        *     $   200    00592A  Relocated to Sears
  *        *       *     0035     00705C     MOTO      *       *        *     $   200    00592A  Relocated to Sears
  *        *       *     0051     00859C     MOTO      *       *        *     $   200    00592A  Relocated to Sears
  *        *       *     0060     00949C     MOTO      *       *        *     $   200    00592A  Relocated to Sears
  *        *       *     0068     01026C     MOTO      *       *        *     $   200    00592A  Relocated to Sears   Removed
                         -------------------------                            -----------------------------------------------
  *        *       *     0020     00519C     MOTO      *       *        *     $   200    00592A  Relocated to Sears
  *        *       *     0086     01207C     MOTO      *       *        *     $   200    00592A  Relocated to Sears
  *        *       *     0050     00937C     MOTO      *       *        *     $   200    00592A  Relocated to Sears
  *        *       *     0084     01185C     MOTO      *       *        *     $   200    00592A  Relocated to Sears
  *        *       *     0148     00466C     MOTO      *       *        *     $   200    00722A  Relocated to Sears
  *        *       *     0201     00531C     MOTO      *       *        *     $   200    00722A  Relocated to Sears
  *        *       *     0140     00462C     MOTO      *       *        *     $   200    00722A  Relocated to Sears
  *        *       *     1021     00411C     MOTO      *       *        *     $   200    00722A  Relocated to Sears
  *        *       *     0134     00455C     MOTO      *       *        *     $   200    00722A  Relocated to Sears
  *        *       *     0010     00395C     MOTO      *       *        *     $   200    00722A  Relocated to Sears
  *        *       *      202     00542C     MOTO      *       *        *     $   200    00722A  Relocated to Sears
  *        *       *     0161     00480C     MOTO      *       *        *     $   200    00722A  Relocated to Sears
  *        *       *     1020     00410C     MOTO      *       *        *     $   200    00722A  Relocated to Sears
  *        *       *     0033     00684C     MOTO      *       *        *     $   200    00722A  Relocated to Sears
  *        *       *     0209     00561C     MOTO      *       *        *     $   200    00722A  Relocated to Sears
  *        *       *     0244     00595C     MOTO      *       *        *     $   200    00722A  Relocated to Sears
  *        *       *     0713     01058C     MOTO      *       *        *     $   200    00722A  Relocated to Sears
  *        *       *     0872     01221C     MOTO      *       *        *     $   200    00722A  Relocated to Sears   Removed
                         -------------------------                            -----------------------------------------------
  *        *       *     0070     01044C     MOTO      *       *        *     $   200    00722A  Relocated to Sears
  *        *       *     0203     00552C     MOTO      *       *        *     $   200    00722A  Relocated to Sears
  *        *       *     0461     00614C     MOTO      *       *        *     $   200    00722A  Relocated to Sears
  *        *       *     0940     01289C     MOTO      *       *        *     $   200    00722A  Relocated to Sears
  *        *       *     0138     00459C     MOTO      *       *        *     $   200    00722A  Relocated to Sears   Removed
                         -------------------------                            -----------------------------------------------
  *        *       *     0136     00457C     MOTO      *       *        *     $   200    00722A  Relocated to Sears
  *        *       *     0945     01294C     MOTO      *       *        *     $   200    00722A  Relocated to Sears
  *        *       *     0062     09778C     MOTO      *       *        *     $   200    00722A  Relocated to Sears

                                            TOTAL                             $33,500

Confidential Treatment Requested
The Redacted Material Has Been
Filed With the Commission